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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 13, 1999


                             Waxman Industries, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)

    Delaware                             0-5888                  34-0899894
    --------                             ------                  ----------
(State or other jurisdiction     (Commission File Number)        (IRS Employer
of incorporation)                                                Identification Number)

          24460 Aurora Road, Bedford Heights, Ohio               44146
          ----------------------------------------               -----
          (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (440) 439-1830
       ------------------------------------------------------------------

                                 Not Applicable
        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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ITEM 5.  OTHER EVENTS.

         On December 13, 1999, Waxman Industries, Inc. (the "Company") announced that it had entered into a comprehensive financial restructuring plan as set forth in an agreement (the "Agreement"), by and among the Company, Waxman USA Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("Waxman USA"), an ad hoc committee of and the holders of approximately 87% of the principal amount outstanding of the 12 3/4% Senior Secured Deferred Coupon Notes due 2004 (the "Deferred Coupon Notes") of the Company and the holders of approximately 65% of the principal amount outstanding of the 11 c% Senior Notes due 2001 (the "Senior Notes" and together with the Deferred Coupon Notes, the "Notes") of Waxman USA. The Agreement sets forth the terms and conditions pursuant to which the sale of the common stock, par value $0.01 per share, of Barnett Inc. owned by Waxman USA would be pursuant and, to the extent completed, the proceeds thereof would be used to effect a comprehensive financial restructuring involving the satisfaction of all outstanding obligations under the Notes.

         A copy of the Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. A copy of the press release issued by the Company with respect to the Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  RELATED FINANCIAL INFORMATION AND EXHIBITS.

         (c)   EXHIBITS

                  10.1 Agreement, dated as of December 8, 1999, by and among Waxman Industries, Inc. (the "Company"), Waxman USA Inc. ("Waxman USA"), each of the holders of the Company's 12 3/4% Senior Secured Deferred Coupon Notes due 2004 party thereto and each of the holders of Waxman USA's 11 c% Senior Notes due 2001 party thereto.

                  99.1 Press release issued by Waxman Industries, Inc. on December 13, 1999.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           WAXMAN INDUSTRIES, INC.
                                           (Registrant)



Date:    December 14, 1999                  By: /s/ Mark W. Wester
                                               ---------------------------------
                                             Name:  Mark W. Wester
                                             Title: Vice President-Finance and
                                                    Chief Financial Officer

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                                INDEX TO EXHIBITS


EXHIBIT NO.                                                           PAGE NO.
-----------                                                           --------

10.1 Agreement, dated as of December 8, 1999, by and among Waxman Industries, Inc. (the "Company"), Waxman USA Inc. ("Waxman USA"), each of the holders of the Company's 12 3/4% Senior Secured Deferred Coupon Notes due 2004 party thereto and each of the holders of Waxman USA's 11 c% Senior Notes due 2001 party thereto.

99.1     Press release issued by Waxman Industries, Inc. on December 13, 1999